EXHIBIT 23.1(b)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated March 14, 1997 (except as to note 19 which is as of November 14, 1997) on the consolidated financial statements of Southwestern Financial Corporation and subsidiaries as of December 31, 1996, and for the year then ended incorporated herein by reference.


                                             /s/ KPMG Peat Marwick LLP
                                             -----------------------------------
                                             KPMG PEAT MARWICK LLP

Dallas, Texas
March 23, 1998



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